UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2013

TF FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-24168	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 579-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 23, 2013, the Board of Directors of TF Financial Corporation (the “Company”) amended the Company’s Code of Ethics for Senior Financial Officers (the “Code”).  In addition to certain non-substantive amendments, the Code was revised to reflect changes to the regulatory authorities that regulate the Company and its wholly-owned subsidiary, 3rd Fed Bank, and to provide that technical, administrative or other non-substantive amendments to the Code need not be disclosed by filing a Current Report on Form 8-K.  A copy of the revised Code is attached hereto as Exhibit 14 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 14 – Code of Ethics for Senior Financial Officers, as amended on January 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date:	January 23, 2013	By:	/s/ Kent C. Lufkin
Kent C. Lufkin
President and Chief Executive Officer (Duly Authorized Representative)